                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement            / / Confidential, for Use of the
                                               Commission Only (as permitted by
/X/ Definitive Proxy Statement                 Rule 14a-6(e)(2))

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to
    sec.240.14a-11(c) or sec.240.14a-12

                             DATA DIMENSIONS, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                             DATA DIMENSIONS, INC.
                               2000 SKYLINE TOWER
                             10900 N.E. 4TH STREET
                           BELLEVUE, WASHINGTON 98004
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 1997
                            ------------------------

To the Stockholders of Data Dimensions, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DATA DIMENSIONS, INC. (the "Company"), a Delaware corporation, will be held at the Bellevue Club, 11200 S.E. 6th Street, Bellevue, Washington 98004, on Tuesday, May 20, 1997, at 9:00 a.m., Pacific Daylight Savings Time. The purposes of the Annual Meeting will be:

          1. To elect one director to serve as the Class I director on the Company's Board of Directors for a three-year term (Proposal No. 1);

          2. To obtain Shareholder approval of the Data Dimensions, Inc. 1997 Stock Option Plan; and

          3. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 31, 1997, as the record date for determining the stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only holders of record of Common Stock of the Company at the close of business on the record date will be entitled to notice of and to vote at the meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting. A review of the Company's operations for the year ended December 31, 1996 will be presented. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

                                          By Order of the Board of Directors

                                          WILLIAM H. PARSONS
                                          Executive Vice President,
                                          Chief Financial Officer and Secretary

Bellevue, Washington
April 4, 1997

                             DATA DIMENSIONS, INC.
                               2000 SKYLINE TOWER
                             10900 N.E. 4TH STREET
                           BELLEVUE, WASHINGTON 98004
                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 1997
                            ------------------------

SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement and the accompanying Annual Report to Stockholders, the Notice of Annual Meeting and the proxy card are being furnished to the stockholders of Data Dimensions, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Company's 1997 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Bellevue Club, 11200 S.E. 6th Street, Bellevue, Washington 98004 on Tuesday, May 20, 1997, at 9:00 a.m., Pacific Daylight Savings Time, and any adjournment thereof. All expenses of the Company associated with this solicitation will be borne by the Company.

     The Company has retained W.F. Doring & Co., 150 Bay Street, 8th Floor., Jersey City, New Jersey 07302, to aid in the solicitation of proxies. It is estimated that the cost for these services will be $2,500. Proxies will be solicited by personal interview, mail, and telephone. Brokerage houses, other custodians, and nominees will be asked whether other persons are the beneficial owners of the shares which they hold of record and, if that is the case, they will be supplied with additional copies of the proxy and proxy materials for distribution to such beneficial owners. The Company will, in addition, reimburse parties holding stock in their names or in the names of their nominees for their reasonable expenses in sending proxies and materials to their principals.

     The two persons named as proxies on the enclosed proxy card, Larry W. Martin and William H. Parsons, were designated by the Board of Directors. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) and where a choice has been specified by the stockholder as provided in the proxy card, it will be voted in accordance with the specification so made. Proxies submitted without specification will be voted FOR Proposal No. 1 to elect the nominee as Class I director proposed by the Board of Directors, and FOR Proposal No. 2 to approve the 1997 Stock Option Plan.

     A proxy may be revoked by a stockholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company.

     These proxy materials and the accompanying Annual Report to Stockholders are being mailed on or about April 15, 1997 to stockholders of record on March 31, 1997 of the Company's Common Stock. The principal executive office and mailing address of the Company is 2000 Skyline Tower, 10900 N.E. 4th Street, Bellevue, WA 98004.

VOTING AT THE MEETING

     The shares of Common Stock constitute the only class of securities entitled to notice of and to vote at the Annual Meeting. In accordance with the Company's Second Amended and Restated Bylaws, the stock transfer records were compiled on March 31, 1997, the record date set by the Board of Directors for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. On March 31, 1997, there were 11,525,221 shares of Common Stock outstanding and entitled to vote.

     Each share of Common Stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. Pursuant to Delaware law, abstentions are treated as present and entitled to vote and thus have the effect of a vote against a matter. Shares registered in the names of brokers or other "street name" nominees for which proxies are voted on some but not all matters will be considered to be voted only as to those matters actually voted, and will not be considered "shares present" as to the matters with respect to which a beneficial holder has not provided voting instructions (commonly referred to as "broker non-votes"). If a quorum is present at the Annual Meeting, (i) the nominee for the director position to be elected who receives the greatest number of votes cast by the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote shall be elected; and (ii) Proposal No. 2 to approve the 1997 Stock Option Plan will be approved if it receives the affirmative vote of the holders of at least a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote.

     With respect to the election of directors, directors are elected by a plurality of the votes cast and only votes cast in favor of a nominee will have an effect on the outcome. Therefore, abstention from voting or broker non-votes will have no effect thereon. With respect to voting on Proposal No. 2, abstention from voting will have the same effect as voting against the proposal and broker non-votes will have no effect thereon.

STOCK SPLIT

     On February 19, 1997, the Company's Board of Directors approved a 3-for-1 stock split, effected in the form of a stock dividend, which was paid in shares of the Company's authorized and unissued Common Stock on March 20, 1997 to holders of record as of the close of business on March 5, 1997. Effective March 20, 1997, all options outstanding under the Company's 1988 Stock Option Plans were adjusted to reflect the effect of the 3:1 stock split. The information regarding the Common Stock, options exercisable for shares of the Common stock, and the exercise price of such options set forth in this Proxy Statement has been adjusted to reflect the effect of this stock split.

                              ELECTION OF DIRECTOR

     In accordance with the Company's Second Amended and Restated Bylaws, the Board of Directors shall consist of no less than three and no more than 15 directors, the specific number to be determined by resolution adopted by the Board of Directors. The size of the Board is currently set at four persons, and the Board of Directors is divided into three classes, with staggered three-year terms. Class I and Class III each consists of one director, and Class II consists of two directors. One Class I director will be elected at the Annual Meeting.

     The two Class II directors, Larry W. Martin and Robert T. Knight, have been elected to terms that expire in 1998. The Class III director, Thomas W. Fife, has been elected to a term that expires in 1999.

NOMINEE FOR DIRECTOR (PROPOSAL NO. 1)

     The name and certain information concerning the person to be nominated by the Board of Directors at the Annual Meeting are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEE NAMED BELOW. Shares represented by proxies will be voted for the election of the person named below unless authority has been withheld in the proxy. The nominee has consented to serve as a director. The Board of Directors has no reason to believe that the nominee will be unable to serve as a director. In the event of the death or unavailability of the nominee, the proxy holders will have discretionary authority under the proxy to vote for a suitable substitute nominee as the Board of Directors may recommend. Proxies may not be voted for more than one nominee. The Board of Directors has nominated the person named in the following table:

                              NAME                             AGE     HAS BEEN A DIRECTOR SINCE
    ---------------------------------------------------------  ---     -------------------------
    William H. Parsons (Class I, three-year term)............   64                1994

     William H. Parsons has been Chief Financial Officer, Executive Vice President, Secretary and Treasurer of the Company since April 1995 and a Director of the Company since June 1994. Mr. Parsons was the Executive Director and Chief Operating Officer of Rubin and Rudman, a mid-size law firm located in Boston,

Massachusetts from 1986 to 1995. He has spent over thirty-five years directly involved in business operations as chief financial officer in several industries.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held nine (9) meetings and took action pursuant to sixteen (16) unanimous written consents during the year ended December 31, 1996.

     The Board of Directors formed a Compensation Committee and an Audit Committee on June 3, 1996. Mr. Fife and Philip N. Newbold served as the members of the Compensation Committee until Mr. Newbold's resignation from the Board in November, 1996. Effective February 3, 1997, Mr. Knight became a member of the Compensation Committee. The Compensation Committee is responsible for setting the compensation of the Chief Executive Officer and consults with the Chief Executive Officer regarding the compensation of other corporate officers. The Compensation Committee did not meet during 1996. Mr. Martin, Mr. Fife and Mr. Newbold served as members of the Audit Committee until Mr. Newbold's resignation in November, 1996. Effective February 3, 1997, Mr. Knight became a member of the Audit Committee. The Audit Committee did not meet during 1996. The Board of Directors does not have a nominating committee.

            APPROVAL OF DATA DIMENSIONS, INC. 1997 STOCK OPTION PLAN
                                (PROPOSAL NO. 2)

     On March 25, 1997, the Company's Board of Directors adopted and approved the Data Dimensions, Inc. 1997 Stock Option Plan (the "1997 Plan"), which, subject to shareholder approval, reserves 1,000,000 shares of the Company's Common Stock for issuance thereunder. The 1997 Plan is the successor to the Company's 1988 Incentive Stock Option Plan and 1988 Nonstatutory Stock Option Plan (the "1988 Plans"), which will terminate on March 14, 1998 and have only 72,000 shares remaining available for additional option grants.

     The purpose of the 1997 Plan is to enhance the Company's ability to attract and retain employees, officers, directors and consultants by affording them the opportunity to own stock in the Company. The 1997 Plan provides for the issuance of an aggregate maximum of 1,000,000 shares of the Company's Common Stock. The following description of the 1997 Plan does not purport to be complete and is qualified in its entirety by reference to the 1997 Plan, a copy of which has been filed as an exhibit to the Company's 1996 Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission on March 27, 1997. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1997 PLAN.

SUMMARY OF 1997 PLAN

     General. The 1997 Plan generally includes provisions for the same kinds of grants that could have been made under the 1988 Plans but also includes provisions affording the Company and optionees greater flexibility in certain respects. The following are some of the more significant differences between the 1997 Plan and the 1988 Plans.

     (a) Transferability. The 1997 Plan allows the Plan Administrator, in its discretion, to permit certain intrafamily transfers of nonqualified stock options, subject to certain specified restrictions.

     (b) Section 162(m) Limitations. The 1997 Plan limits grants to individuals to 100,000 shares per year (except that the Company may make additional one-time grants of up to 50,000 shares to newly hired individuals). These restrictions are intended to avoid the limitations imposed under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which precludes a tax deduction for compensation payments to executives in excess of $1 million, unless such payments qualify for the "performance-based" exemption from the $1 million limitation. The 1997 Plan provides that these limitations shall apply only to the extent required by Section 162(m) of the Code. See "Stock Subject to 1997 Plan" below.

     (c) Plan Administration. The 1997 Plan will be administered by the Board of Directors or a Board-appointed committee ("Plan Administrator") whose composition, with respect to directors and officers, will comply with the requirements of Rule 16b-3 of the Exchange Act. These rules were recently amended to eliminate the requirement of disinterested administration and allow approval by the Board or a committee of non-employee directors. See "Administration" below.

     Stock Subject to the 1997 Plan. Subject to adjustment from time to time as provided in the 1997 Plan, a maximum of 1,000,000 shares of the Company's Common Stock will be available for issuance under the 1997 Plan. Shares issued pursuant to the 1997 Plan will be drawn from authorized but unissued shares.

     Subject to adjustment from time to time as provided in the 1997 Plan, not more than 100,000 shares of Company Common Stock may be made subject to grants under the 1997 Plan to any one individual in the aggregate in any one year, except that the Company may make additional one-time grants of up to 50,000 shares to any newly hired individual, such limitation to be applied consistently with the requirements of, and only to the extent required for compliance with, certain provisions of Section 162(m) of the Code.

     Shares of Company Common Stock that cease to be subject to an option award, including, without limitation, in connection with the cancellation of an option and the grant of a replacement option, will be available for issuance in connection with future grants of options under the 1997 Plan.

     Eligibility to Receive Options. Awards of options may be granted under the 1997 Plan to those officers, directors and employees of the Company and its subsidiaries as the Plan Administrator from time to time selects. As of January 31, 1997, the Company employed 215 full-time employees. Awards of non-qualified stock options may also be made to consultants who provide services to the Company and its subsidiaries.

     Terms and Conditions of Stock Option Grants. Options granted under the 1997 Plan may be Incentive Stock Options (ISOs) or Non-Qualified Stock Options
(NSOs). The per share option price for each option granted under the 1997 Plan will be determined by the Plan Administrator, but will not be less than 100% of the fair market value of a share of Company Common Stock on the date of grant. For purposes of the 1997 Plan, so long as the stock is traded on the Nasdaq National Market, "fair market value" means the closing price as reported by the Nasdaq National Market for a single trading day.

     The exercise price for shares purchased under options may be paid in cash or by check or, in the Plan Administrator's discretion, a combination of cash, check, shares of Company Common Stock which have been held for at least six months, a promissory note, delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, or such other consideration as the Plan Administrator may permit. The Company may require the optionee to pay any applicable withholding taxes that the Company is required to withhold with respect to the grant or exercise of any option. The withholding tax may be paid in cash or, subject to applicable law, the Plan Administrator may permit the optionee to satisfy such obligations by the withholding or delivery of Company Common Stock.

     The option term will be fixed by the Plan Administrator, and each option will be exercisable pursuant to a vesting schedule determined by the Plan Administrator. If not otherwise established by the Plan Administrator, options generally will be exercisable for one year after termination of services as a result of retirement, early retirement at the Company's request, disability or death and for three months after all other terminations.

     Transferability. The 1997 Plan allows the Plan Administrator in its discretion to allow the optionee the right to transfer NSO's to certain family members, family trusts and family partnerships. Except as expressly provided in the 1997 Plan, options are not transferable.

     Adjustment of Awards. In the event of a recapitalization, stock split, stock dividend or other material alteration in the capital structure of the Company, the Plan Administrator has the discretion to take such further action it deems appropriate and equitable which may include (without limitation) changing the number or kind of shares covered by options, or changing the option price per share provided that the aggregate price applicable to the unexercised portion of existing options shall not be altered. In the event appropriate adjustments are not determined to be feasible, the material alteration in capitalization shall be deemed a terminating event as described below.

     Corporate Transactions. In the event of a material change in capital structure that is not deemed subject to adjustment as set forth above, or in the event of a liquidation or dissolution of the Company or a sale or transfer of all or substantially all of its assets, or a merger or consolidation which results in the shareholders holding less than a majority of stock in the surviving corporation, all options will become immediately exercisable without regard to any contingent vesting provision.

     Administration. The 1997 Plan will be administered by the Company's Board of Directors or a committee or committees appointed by, and consisting of one or more members of, the Company's Board of Directors. The Board of Directors may delegate the responsibility for administering the 1997 Plan with respect to designated classes of eligible participants to different committees, subject to such limitations as the Board deems appropriate. Committee members will serve for such terms as the Board may determine, subject to removal by the Board at any time. The composition of any committee responsible for administering the 1997 Plan with respect to officers and directors of the Company who are subject to Section 16 of the Exchange Act will comply with the requirements of Rule16b-3 promulgated under Section 16(b) of the Exchange Act, or any successor provision.

     Amendment and Termination. The 1997 Plan may be suspended or terminated by the Board of Directors or by the shareholders at any time. The Board of Directors may amend the 1997 Plan, as it deems advisable; however, to the extent required for compliance with Section 422 of the Code, shareholder approval is required for any amendment that will (a) increase the total number of shares as to which options may be granted under the 1997 Plan, (b) modify the class of persons eligible to receive options, or (c) otherwise require shareholder approval under applicable law or regulation. No ISOs may be granted under the 1997 Plan more than ten (10) years after the date the 1997 Plan is adopted by the Board of Directors.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED UNDER THE 1997 PLAN

     The federal income tax consequences to the Company and to any person granted an option under the 1997 Plan under the existing applicable provisions of the Code and the regulations thereunder are substantially as follows.

     Under present law and regulations, no income will be recognized by a participant upon the grant of stock options.

     On the exercise of an NSO, the optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the option price. Upon a later sale of those shares, the optionee will have short-term or long-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold. If payment of the option price is made entirely in cash, the tax basis of the shares will be equal to their fair market value on the exercise date (but not less than the option price), and the shares' holding period will begin on the day after the exercise date.

     If the optionee uses already-owned shares to exercise an option in whole or in part, the transaction will not be considered to be a taxable disposition of the already-owned shares. The optionee's tax basis and holding period of the already-owned shares will be carried over to the equivalent number of shares received upon exercise. The tax basis of the additional shares received upon exercise will be the fair market value of the shares on the exercise date (but not less than the amount of cash, if any, used in payment), and the holding period for such additional shares will begin on the day after the exercise date.

     Upon the exercise of an ISO during employment or within three (3) months after the optionee's termination of employment (twelve (12) months in the case of permanent and total disability, as defined in the Code), for regular tax purposes the optionee will recognize no income at the time of exercise (although the optionee will have income for alternative minimum income tax purposes at that time as if the option were an NSO). If the acquired shares are sold or exchanged after the later of (a) one year from the date of exercise of the option and (b) two years from the date of grant of the option, the difference between the amount realized by the optionee on that sale or exchange and the option price will be taxed to the optionee as a long-term capital gain or loss. If the shares are disposed of before such holding period requirements are satisfied, then the optionee will recognize taxable ordinary income in the year of disposition in an amount equal to the excess, on the date of exercise of the option, of the fair market value of the shares received over the option price paid for such shares (or generally, if less, the excess of the amount realized on the sale of the shares over the option price). The optionee will also have capital gain or loss, long-term or short-term, as the case may be, in an amount equal to the difference between (i) the amount realized by the optionee upon that disposition of the shares and (ii) the option price paid by the optionee increased by the amount of ordinary income, if any, so recognized by the optionee.

     As previously noted, the 1997 Plan includes a transferability feature for NSO's. IRS letter rulings on transferable options have taken the following positions: Transfers of stock options to family members will be treated as a completed gift. The original participant, not the transferee, will recognize taxable income at the time of exercise by the family member. The family member's basis in the shares upon exercise will be the fair market value at exercise even though the tax at exercise is paid by the employee participant (or his/her estate).

     In all the foregoing cases the Company will be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income, subject to all the following limitations. Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a limitation on deductibility. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the Chief Executive Officer or any one of the other four most highly compensated executive officers. Certain performance-based compensation is not subject to the limitation on deductibility. Options can qualify for this performance-based exception, but only if they are granted at fair market value, the maximum total number of shares that can be granted to an executive for any period is stated, and shareholder and Board approval is obtained.

NEW PLAN BENEFITS

     Awards under the 1997 Plan will be discretionary, and therefore awards thereunder for the current year are not presently determinable. For purposes of comparison, see "Executive Compensation -- Option Grants in Last Fiscal Year" below, which presents information about awards made under the 1988 Plans to the named executive officers (as defined under "Executive Compensation") and the groups indicated. Approximately 11 persons received awards in 1996 under the 1988 Plans; it is anticipated that the total number of persons receiving awards in 1997 under the 1988 Plans and the 1997 Plan may be greater as the result of continued growth of the Company's workforce. On March 31, 1997, the closing price of the Company Common Stock as reported by the Nasdaq National Market was $23.375 per share.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 5, 1997, certain information furnished to the Company with respect to ownership of the Company's Common Stock of (i) each director and director nominee, (ii) the Chief Executive Officer,
(iii) the "named executive officers" (as defined under "Executive Compensation") other than the Chief Executive Officer, (iv) all persons known by the Company to be beneficial owners of more than 5% of the Company's Common Stock, and (v) all executive officers and directors as a group.

                                                                            COMMON STOCK(1)
                                                                       -------------------------
                                                                                     PERCENT OF
                                                                       NUMBER OF       SHARES
NAME AND ADDRESS OF STOCKHOLDER                                        SHARES(2)     OUTSTANDING
---------------------------------------------------------------------  ----------    -----------
Larry W. Martin(3)...................................................   2,542,074        21.4%
  2000 Skyline Tower
  10900 N.E. 4th Street
  Bellevue, Washington 98004
White Rock Capital, L.P.(4)..........................................   1,017,900         8.9
  3131 Turtle Creek Blvd., Suite 800
  Dallas, Texas 75219
William H. Parsons(5)................................................     118,143           *
  2000 Skyline Tower
  10900 N.E. 4th Street
  Bellevue, Washington 98004
Thomas W. Fife(6)....................................................       3,996           *
  2000 Skyline Tower
  10900 N.E. 4th Street
  Bellevue, Washington 98004
Richard A. Bergeon(7)................................................      25,791           *
  2000 Skyline Tower
  10900 N.E. 4th Street
  Bellevue, Washington 98004
Robert T. Knight(8)..................................................       1,800           *
  2000 Skyline Tower
  10900 N.E. 4th Street
  Bellevue, Washington 98004
Philip N. Newbold(9).................................................      17,001           *
  2000 Skyline Tower
  10900 N.E. 4th Street
  Bellevue, Washington 98004
All Directors, Officers and Director
  Nominees as a group
  (5 persons)(10)....................................................   2,708,805        22.5

---------------
  *  Less than one percent

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Except as otherwise indicated, the stockholders identified in this table have sole voting and investment power with regard to the shares shown as beneficially owned by them. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after March 5, 1997 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

 (2) Adjusted to reflect the effect of a 3:1 stock split, effected in the form of a stock dividend, which was paid on March 20, 1997 to shareholders of record as of March 5, 1997. See "Stock Split" above.

 (3) Includes 9,000 shares held by Mr. Martin's wife. Also includes 440,004 shares subject to options exercisable within 60 days of March 5, 1997.

 (4) The Company has been advised in Schedule 13D filings that as of January 1, 1997, White Rock Capital, L.P. ("White Rock"), a limited partnership engaged in the investment and investment management business, may be deemed the beneficial owner of an aggregate of 339,300 shares of the Company's Common Stock (approximately 8.94% of the total amount then outstanding). This number consists of shares held for two discretionary account clients of White Rock, as follows: 313,300 shares held for the account of Quasar International Partners C.V. ("Quasar"), and 26,000 shares held for the account of Collins Capital Diversified Fund, L.P. (together with Quasar, the "White Rock Clients"). Shared voting and dispositive power with respect to the 339,300 shares held for the accounts of the White Rock Clients is exercised on behalf of White Rock by White Rock's two general partners, Thomas U. Barton and Joseph U. Barton, who may also be deemed the beneficial owners of such shares. In addition, Thomas U. Barton may be deemed the beneficial owner of 3,000 shares which he has the right to acquire upon exercise of options held directly by him. Joseph U. Barton may be deemed the beneficial owner of an additional 2,000 shares, which are held for his personal account. According to the January 1, 1997 Schedule 13D filing, the investment advisory contract entered into between Soros Fund Management ("SFM"), and Quasar, pursuant to which SFM was granted investment discretion over the shares held for the account of Quasar, was transferred from SFM to Soros Fund Management LLC, a Delaware limited liability company ("SFM LLC"). SFM LLC acts as principal investment advisor to Quasar. With respect to the terms of the contract between SFM LLC and Quasar, and as a consequence of SFM LLC's ability to terminate the investment management contract between White Rock and Quasar, pursuant to which White Rock currently acts as one of Quasar's discretionary account managers, SFM LLC may be deemed a beneficial owner of the 313,300 shares (approximately 8.26% of the total number of shares then outstanding) held for the account of Quasar. Both Mr. George Soros, as Chairman of SFM LLC, and Mr. Stanley Druckenmiller, as Lead Portfolio Manager of SFM LLC, may also be deemed the beneficial owners of the 313,300 shares held for the account of Quasar. The 313,300 shares held for the account of Quasar were acquired at the direction of White Rock, and none of Mr. Soros, SFM LLC, Mr. Druckenmiller, or Quasar currently exercises voting or investment discretion over such shares. The share amounts and percentages set forth in this footnote (4) are as of January 1, 1997 and have not been adjusted to give effect to the 3:1 stock split, effected in the form of a stock dividend, which was paid on March 20, 1997 to shareholders of record as of March 5, 1997. See "Stock Split" above.

 (5) Includes 5,001 shares held by Mr. Parson's wife. Also includes 29,499 shares subject to options exercisable within 60 days of March 5, 1997.

 (6) Includes 1,998 shares subject to options exercisable within 60 days of March 5, 1997.

 (7) Mr. Bergeon's employment with the Company terminated on February 28, 1997.

 (8) Includes 1,800 shares subject to options exercisable within 60 days of March 5, 1997.

 (9) Includes 17,001 shares subject to options exercisable within 60 days of March 5, 1997.

(10) Includes 490,302 shares subject to options exercisable within 60 days of March 5, 1997.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table identifies the current directors and executive officers of the Company, the positions which they hold, and the year in which they began serving in their respective capacities. Officers of the Company are elected by the Board of Directors immediately following each Annual Meeting of the Company's stockholders to hold office until their successors are elected and qualified.

                                                                                         POSITION HELD
                   NAME                     AGE     CURRENT POSITION(S) WITH COMPANY         SINCE
------------------------------------------  ---     --------------------------------     -------------
Larry W. Martin...........................  60      Chairman of the Board, Chief              1990
                                                    Executive Officer, President and
                                                    Director (Class II, exp. 1998)
William H. Parsons........................  64      Executive Vice President, Chief           1994
                                                    Financial Officer, Secretary,
                                                    Treasurer and Director (Class I,
                                                    exp. 1997)
Thomas W. Fife............................  71      Director (Class III, exp. 1999)           1995
Robert T. Knight..........................  59      Director (Class II, exp. 1998)            1996
Philip N. Newbold.........................  52      Executive Vice President, Chief           1996
                                                    Operating Officer

     For information on the business background of Mr. Parsons see "Nominee For Director" above.

     Larry W. Martin has been Chief Executive Officer, President and a Director of the Company from June 1990 to the present. In addition, Mr. Martin has been Chairman of the Board of the Company since February 1996. Mr. Martin served as Vice President of Marketing for Manager Software Products, Inc., from 1989 until joining Data Dimensions, Inc. in 1990. From 1987 to 1989, Mr. Martin served as President and Chief Executive Officer of MicroMain Software, Inc., which produced application generator products.

     Thomas W. Fife has been a Director of the Company since June 1995. Mr. Fife also is the co-founder, Chief Executive Officer and Chairman of the Board of VoiceCom Systems, Inc. Mr. Fife was Chief Executive Officer of VoiceCom Systems, Inc. from 1984 through 1993, was reelected Chief Executive Officer in June, 1996, and has served as Chairman of its Board of Directors from June 1993 to the present. He also serves as a Director of Tegris Corporation headquartered in Bellevue, Washington.

     Robert T. Knight was elected as a director in November 1996 to fill the vacancy resulting from the resignation of Philip N. Newbold. Mr. Knight is President of Technology Venture Services, a consulting firm located in Santa Barbara, California. From January 1992 until December, 1995, Mr. Knight was Chairman and Chief Executive Officer of Digital Sound Corporation, a telecommunications software company located in Carpinteria, California. Prior to joining Digital Sound, he was a Corporate Vice President at Computer Sciences Corporation and Senior Vice President and Corporate officer of the Xerox Corporation. Mr. Knight is a member of the Board of Directors of PictureTel Corporation and Wellpoint Health Systems. In addition to these corporate boards he serves as a director of the University of Washington Foundation and a trustee of the University of California at Santa Barbara Foundation and is vice chair of its Engineering Advisory Committee.

     Philip N. Newbold has been Executive Vice President and Chief Operating Officer of the Company since November 1, 1996. Mr. Newbold served as a director of the Company from June, 1996 until November, 1996, at which time he became an officer and employee of the Company and resigned from the Board of Directors. Prior to joining the Company in November, 1996, Mr. Newbold was Vice President and Director of Information Technology for Kaiser Permanente Medical Care Program. In this capacity he was responsible for all systems development, networking, and computer services functions for an organization with over 35,000 employees. Prior to joining Kaiser Permanente in 1991, Mr. Newbold had over 15 years of executive level domestic and international financial and information technology experience in the financial services industry. Mr. Newbold also serves as a director of Starlight Networks, Inc.

     Officers serve at the discretion of the Company's Board of Directors. No family relationship exists among any directors or executive officers of the Company or the nominee for election to the Company's Board of Directors.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company determined as of the end of the last fiscal year, and any ex-officers for whom disclosure would have been provided except for the fact that the individual was not serving as an executive officer at the end of the fiscal year (hereafter referred to as the "named executive officers") for the fiscal years ended December 31, 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                                                             COMPENSATION
                                                                                                AWARDS
                                                        ANNUAL COMPENSATION                  ------------
                                          ------------------------------------------------    SECURITIES
                                                                            OTHER ANNUAL      UNDERLYING
      NAME AND PRINCIPAL POSITION         YEAR   SALARY ($)   BONUS ($)   COMPENSATION ($)    OPTIONS(#)
----------------------------------------  ----   ----------   ---------   ----------------   ------------
Larry W. Martin, CEO and President(1)...  1996    $ 250,000   $ 207,000        $4,976                --
                                          1995      406,057          --            --                --
                                          1994      395,300          --            --                --
William H. Parsons, CFO(2)..............  1996      208,792          --         3,158                --
                                          1995      110,565          --            --           299,997
                                          1994            0          --            --                --
Richard A. Bergeon, Vice President(3)...  1996      110,000          --            --                --
                                          1995      103,461          --            --            24,999
                                          1994       36,538          --            --                --
Philip N. Newbold, COO(4)...............  1996       28,523          --            --            85,005

---------------
(1) Effective April 1, 1996, Mr. Martin's base compensation was set at $200,000 per year. In addition, in 1996 Mr. Martin was eligible to receive a bonus of 1% of the base compensation for each 1% of increase in revenue over the prior fiscal year.

(2) Mr. Parson's employment with the Company commenced in April 1995.

(3) Mr. Bergeon's employment with the Company commenced in August 1994 and terminated February 28, 1997.

(4) Mr. Newbold's employment with the Company commenced in November, 1996. His annualized compensation is $200,000. Mr. Newbold also is eligible to receive incentive compensation, based on achievement of certain objectives in 1997, in an amount up to a maximum of $75,000.

     The following table sets forth all individual grants of stock options made by the Company during the fiscal year ended December 31, 1996 to each of the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                   PERCENT OF
                                                                      TOTAL
                                          NUMBER OF SECURITIES   OPTIONS GRANTED   EXERCISE OR
                                           UNDERLYING OPTIONS    TO EMPLOYEES IN   BASE PRICE    EXPIRATION
                  NAME                        GRANTED (#)        FISCAL YEAR(1)     ($/SHARE)       DATE
----------------------------------------  --------------------   ---------------   -----------   ----------
Larry W. Martin.........................              0                  --              --              --
William H. Parsons......................              0                  --              --              --
Richard A. Bergeon......................              0                  --              --              --
Philip N. Newbold.......................         75,000                49.0            9.67      11/10/2006
                                                 10,005(2)              6.5           13.50        6/2/2006

---------------
(1) Based on stock options representing an aggregate of 153,012 shares of Common Stock granted to employees during the fiscal year ended December 31, 1996.

(2) Granted to Mr. Newbold upon becoming a director of the Company in June, 1996. Mr. Newbold became an employee of the Company in November, 1996.

     The following table sets forth information, on an aggregated basis, concerning each exercise of stock options during the fiscal year ended December 31, 1996 by each of the Named Executive Officers and the fiscal year-end value of unexercised options.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                   NUMBER OF
                                                                   SECURITIES           VALUE OF
                                                                   UNDERLYING         UNEXERCISED
                                                                  UNEXERCISED         IN-THE-MONEY
                                        SHARES                     OPTIONS AT          OPTIONS AT
                                       ACQUIRED       VALUE        FY-END (#)        FY-END ($)(2)
                                      ON EXERCISE    REALIZED     EXERCISABLE/        EXERCISABLE/
                NAME                      (#)         ($)(1)     UNEXERCISABLE       UNEXERCISABLE
------------------------------------  -----------   ----------   --------------   --------------------
Larry W. Martin.....................    129,999     $1,553,852   440,001/0         $5,055,878/0
William H. Parsons..................     79,998        893,332    39,996/180,000      398,293/1,893,245
Richard A. Bergeon..................      9,996         84,599         0/15,000             0/164,450
Philip N. Newbold...................          0              0    17,001/68,004        29,164/116,660

---------------
(1) Market value of the underlying securities at exercise date, minus exercise price of the options.

(2) Market value of the underlying securities at December 31, 1996, $11.833 per share (after adjustment for the 3:1 stock split effected March 20, 1997), minus exercise price of the unexercised options.

                             DIRECTOR COMPENSATION

COMPENSATION OF DIRECTORS

     The Company currently pays $1,000 per Board meeting attended to each director who is not an employee of the Company. All directors are entitled to reimbursement for expenses incurred in traveling to and from meetings of the Company's Board of Directors. On June 23, 1996, following his election as a director, Mr. Newbold was granted an option under the Company's 1988 Incentive Stock Option Plan and 1988 Nonstatutory Stock Option Plan (the "1988 Plan") to purchase up to 10,005 shares of Common Stock at an exercise price of $13.50 per share. On November 12, 1996, following his election as a director, Robert T. Knight was granted an option under the 1988 Plan to purchase up to 9,000 shares of Common Stock at an exercise price of $9.92 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

LOANS WITH AFFILIATES

     In January 1995, a loan to the Company made by Mr. Martin in 1992 was offset against the Company's loans to Mr. Martin, leaving a balance of $6,859 owing to Mr. Martin. This balance was offset in partial payment of the exercise price of stock options exercised by Mr. Martin in May 1995.

     In 1995, the Company made a non-interest bearing demand loan to Mr. Martin in the amount of $35,000. This loan was paid in full by offsetting it against certain accrued dividends on previously outstanding Preferred Stock payable to Mr. Martin.

     In 1995, the Company made payments to two former officers and directors of the Company in the total amount of $111,000. These payments discharged a note payable and accrued consulting fees for services provided in 1992, 1993 and 1994 following the termination of their employment with the Company.

     In February 1996, Mr. Martin and William H. Parsons, the Company's Executive Vice President and Chief Financial Officer, made demand loans to the Company in the amount of $50,000 and $65,000, respectively, bearing interest at 10%. These loans were repaid in full on April 5, 1996.

     Kaiser Foundation Health Plan, Inc., an affiliate of Mr. Philip N. Newbold's former employer, has been and remains a significant customer of the Company's millennium consulting services. All services have been and continue to be provided in accordance with contracts entered into in the ordinary course of the Company's business. Mr. Newbold receives no monetary or other benefit from the business relationship between the Company and Kaiser Foundation Health Plan, Inc.

     Any future material transactions and loans with affiliates will be made or entered into on terms no less favorable to the Company than those that could be obtained from unaffiliated third parties, and any such transactions and loans, and any forgiveness of loans, will be approved by a majority of the non-employee members of the Company's Board of Directors who do not have an interest in the transaction.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires the Company's directors and executive officers and persons who own more than ten percent of the outstanding shares of the Company's Common Stock ("ten percent stockholders"), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock and other equity securities of the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or otherwise in its files and on written representations from its directors, executive officers and ten percent shareholders that no other reports were required, during the fiscal year ended December 31, 1996, the Company's officers, directors and ten percent stockholders complied with all applicable Section 16(a) filing requirements except that William H. Parsons, an officer and director of the Company, filed one late Form 4 relating to the exercise of stock options and Richard Bergeon, a former officer of the Company, filed one late Form 4 relating to the exercise of stock options.

                             STOCKHOLDER PROPOSALS

     Proposals by stockholders intended to be presented at the Company's 1998 Annual Meeting must be received by the Company at its principal executive office no later than December 16, 1997 in order to be included in the Company's 1998 Proxy Statement and proxy card.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has appointed BDO Seidman, LLP, independent certified public accountants, as auditors of the Company for the year ending December 31, 1997. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting. The representative will be given the opportunity to make a statement on behalf of his firm if such representative so desires, and will be available to respond to appropriate stockholder questions.

                         TRANSACTION OF OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters which may come before the Annual Meeting. It is the intention of the persons named in the enclosed proxy card to vote the proxy in accordance with their best judgment if any other matters do properly come before the Annual Meeting.

     Please return the enclosed proxy card as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the Annual Meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy card exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to insure that you will be represented at this important meeting.

     THE COMPANY WILL PROVIDE, WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S FISCAL YEAR ENDED DECEMBER 31, 1996. WRITTEN REQUESTS SHOULD BE MAILED TO THE SECRETARY, DATA DIMENSIONS, INC., 2000 SKYLINE TOWER, 10900 N.E. 4TH STREET, BELLEVUE, WASHINGTON 98004.

                                          By Order of the Board of Directors:

                                          WILLIAM H. PARSONS
                                          Executive Vice President,
                                          Chief Financial Officer and Secretary

Dated: April 4, 1997.

                       ADDENDUM TO DATA DIMENSIONS, INC.
                       PROXY STATEMENT FOR ANNUAL MEETING
                           TO BE HELD ON MAY 20, 1997

                             DATA DIMENSIONS, INC.

                             1997 STOCK OPTION PLAN

                              DATA DIMENSIONS, INC.
                             1997 STOCK OPTION PLAN


         1.       STATEMENT OF PURPOSE.

         The principal purposes of this Stock Option Plan ("Plan") are to secure to Data Dimensions, Inc. (the "Company") the advantages of the incentive inherent in stock ownership on the part of employees, officers, directors, and consultants responsible for the continued success of the Company and to create in such individuals a proprietary interest in, and a greater concern for, the welfare of the Company through the grant of options to acquire shares of the common stock of the Company ("Common Stock"). Each incentive stock option ("ISO") granted hereunder is intended to constitute an "incentive stock option," as such term is defined in Section 422 of the Internal Revenue Code of 1986, as the same may be amended from time to time (the "Code"), and this Plan and each such ISO is intended to comply with all of the requirements of said Section 422 and of all other provisions of the Code applicable to incentive stock options and to plans issuing the same. Each nonstatutory stock option ("Non-ISO") granted hereunder is intended to constitute a nonstatutory stock option that does not comply with the requirements of Section 422 of the Code. ISO's and Non-ISO's shall sometimes hereinafter be referred to collectively as "Options". This Plan is expected to benefit shareholders by enabling the Company to attract and retain personnel of the highest caliber by offering to them an opportunity to share in any increase in the value of the Common Stock to which such personnel have contributed.

         2.       ADMINISTRATION.

                  2.1 The Plan shall be administered by the Board of Directors of the Company ("Board") or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board (hereinafter, "Plan Administrator"). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator of the Plan with respect to any persons subject or likely to become subject to
Section 16 under the Exchange Act the provisions regarding (a) "outside directors," as contemplated by Section 162(m) of the Code, and (b) "nonemployee directors," as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

                  2.2 Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to awards under the Plan, including the selection of individuals to be granted awards of options, the type of options, the number of shares of Common Stock subject to an Option, all terms, conditions, restrictions and limitations, if any, of an Option, and the terms of any instrument that evidences the Option. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

         3.       ELIGIBILITY.

                  3.1 ISO's may be granted to any employee of the Company or of an Affiliate of the Company, as defined in Section 3.2 below. Non-ISO's may be granted to any employee, officer or director (whether or not also an employee), or consultant of the Company or of an Affiliate of the Company. Each employee, officer, director, or consultant selected by the Plan Administrator to receive an Option shall sometimes hereinafter be referred to as an "Optionee".

                  3.2 As used in this Plan, an "Affiliate" of a corporation shall refer to a "parent corporation" of such corporation as described in
Section 424(e) of the Code or a "subsidiary corporation" of such corporation as described in Section 424(f) of the Code.

                  3.3 An Optionee who is not an employee of the Company or of an Affiliate of the Company shall not be eligible to receive an ISO hereunder and no ISO's shall be granted to any such non-employee Optionee.

                  3.4 No Option shall be granted hereunder to any Optionee unless the Plan Administrator shall have determined, based on the advice of counsel, that the grant of such option (and the exercise thereof by the Optionee) will not violate the securities law of the state where the Optionee resides.

         4.       SHARES SUBJECT TO THE PLAN.

                  4.1 The Plan Administrator, from time to time, may provide for the option and sale in the aggregate of up to One Million (1,000,000) shares of Common Stock. The number of such shares shall be adjusted to take account of the events referred to in Section 10 hereof.

                  4.2 Upon exercise of an Option, the number of shares of Common Stock thereafter available hereunder and under the Option shall decrease by the number of shares of Common Stock as to which such Option was exercised; provided that if such shares are pledged to secure a promissory note given in payment of the Option Price for such shares and, as a result of a default on such note, the pledged shares are returned to the Company, then such shares shall again be available for the purposes of this Plan.

                  4.3 If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of this Plan.

                  4.4 The Company shall at all times during the term of this Plan reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan.

                  4.5 Subject to any adjustment as provided in Section 10, if and so long as the Common Stock is registered under Section 12 of the Exchange Act, not more than One Hundred Thousand (100,000) shares of Common Stock may be made subject to grants under the Plan to any one individual in the aggregate in any one fiscal year of the Company, except the Company may make additional one-time grants of up to Fifty Thousand (50,000) shares to a newly hired individual, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under
Section 162(m) of the Code.

         5.       OPTION TERMS.

                  5.1 The Plan Administrator shall specify the following terms to be contained in each Option granted to an Optionee hereunder, which Option shall be executed by the Company and such Optionee:

                      5.1.1 Whether such Option is an ISO or a Non-ISO;

                      5.1.2 The number of shares of Common Stock subject to purchase pursuant to such Option;

                      5.1.3 The date on which the grant of such Option shall be effective (the "Date of Grant");

                      5.1.4 The period of time during which such Option shall be exercisable, which shall in no event be more than ten (10) years following its Date of Grant for ISO's; provided, however, that if an ISO is granted to an Optionee who on the Date of Grant owns, either directly or indirectly within the meaning of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate of the Company, the period of time during which such Option shall be exercisable shall in no event be more than five (5) years following its Date of Grant;

                      5.1.5 The price at which such Option shall be exercisable by the Optionee (the "Option Price"); provided, however, that the Option Price shall in no event be less than the fair market value, as defined in Section 5.2 below, on the Date of Grant, of the shares of Common Stock subject thereto; and provided further that, if such Option is granted to an Optionee who on the Date of Grant owns, either directly or indirectly within the meaning of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate of the Company, then the Option Price specified in such Option shall be at least one hundred ten percent (110%) of the fair market value, on the Date of Grant, of the Common Stock subject thereto;

                      5.1.6 Any vesting schedule upon which the exercise of an Option is contingent; provided that the Plan Administrator shall have complete discretion with respect to the terms of any vesting schedule upon which the exercise of an Option is contingent, including, without limitation, discretion (a) to allow full and immediate vesting upon grant of such Option, (b) to permit partial vesting in stated percentage amounts based on the length of the holding period of such Option, or (c) to permit full vesting after a stated holding period has passed; and

                      5.1.7 Such other terms and conditions as the Plan Administrator deems advisable and as are consistent with the purpose of this Plan.

                  5.2 Fair market value shall be determined as follows:

                      5.2.1 If the Company's Common Stock is publicly traded at the time an Option is granted hereunder, fair market value shall be determined as of the last business day for which the prices or quotes discussed in this
Section 5.2.1 are available prior to the date such Option is granted and shall mean:

                            (a) The average (on that date) of the high and low
prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or

                            (b) The last reported sale price (on that date) of
the Common Stock on the NASDAQ National Market System, if the Common Stock is not then traded on a national securities exchange; or

                            (c) The closing bid price (or average of bid prices)
last quoted on such date by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market System.

                      5.2.2 If the Common Stock is not publicly traded at the time an Option is granted hereunder, fair market value shall be deemed to be the fair value of the Common Stock as determined by the Plan Administrator after taking into consideration all factors that it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

                  5.3 No Option shall be granted hereunder during the suspension of this Plan or after the termination of this Plan pursuant to Section 11.2. Except as expressly provided herein, nothing contained in this Plan shall require that the terms and conditions of Options granted hereunder be uniform.

                  5.4 Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Options under the Plan in substitution for options issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of the Acquired Entity) and the new Option is substituted, or the old option is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the

Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, and the persons holding such Options shall be deemed to be Optionees.

         6.       LIMITATION ON GRANTS OF ISO'S.

         In the event that the aggregate fair market value of Common Stock and other stock with respect to which ISO's granted to an Optionee hereunder or incentive stock options granted to such Optionee under any other plan of the Company or any of its Affiliates are exercisable for the first time during any calendar year, exceeds the maximum permitted under Section 422(d) of the Code, then to the extent of such excess, such ISO's shall be treated as Non-ISO's.

         7.       EXERCISE OF OPTION.

                  7.1 Subject to any limitations or conditions imposed upon an Option pursuant to Section 5 above, an Optionee may exercise an Option or any part thereof (unless partial exercise is specifically prohibited by the terms of the Option), by giving written notice thereof to the Company at its principal place of business accompanied by payment as described in Section 7.2.

                  7.2 The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the Option Price for the whole number of shares as to which it is exercised. Such consideration must be paid in cash or by check, or, in the Plan Administrator's discretion, a combination of cash and/or check and/or one or both of the following alternative forms: (a) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Common Stock already owned by the Optionee for at least six
(6) months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a fair market value on the day prior to the exercise date equal to the aggregate Option Price or (b) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm, that may from time to time be designated by the Company in its discretion, to deliver to the Company the aggregate amount of sale or loan proceeds to pay the Option Price and any withholding tax obligations that may arise in connection with the exercise and
(ii) the Company, to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board. In addition, the exercise price for shares purchased under an Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 7.2, by (y) a promissory note; or (z) such other consideration as the Plan Administrator may permit. Any promissory note delivered in connection with exercise of an Option shall bear interest at a rate specified by the Plan Administrator but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions) for federal income tax purposes.

                  7.3 As soon as practicable after exercise of an option in accordance with Sections 7.1 and 7.2 above, the Company shall issue a stock certificate evidencing the Common Stock with respect to which the Option has been exercised. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of such stock certificate, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such Common Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 10 below.

                  7.4 The amount to be paid by the Optionee upon exercise shall be the full Option Price together with the amount of any taxes required to be withheld with respect to the grant or exercise of the Option. Subject to the Plan and to applicable law, the Plan Administrator, in its sole discretion, may permit such withholding obligations to be paid, in whole or in part, by electing to have the Company withhold shares of Common Stock or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the fair market value of the withholding obligation.

         8.       TRANSFERABILITY AND POST-TERMINATION EXERCISES.

                  8.1 Except as provided otherwise in this Section 8, no Option shall be transferable or exercisable by any person other than the Optionee to whom such Option was originally granted.

                  8.2 The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable and the terms and conditions of such exercise, if the Optionee ceases to be employed by or provide services to the Company or its Affiliates, which may be waived or modified by the Plan Administrator. If not so established and subject to Section 8.3, the Option will be exercisable in accordance with the following terms, which may be waived or modified by the Plan Administrator:

                      8.2.1 In case of termination of Optionee's employment or services other than by reason of death, the Option shall be exercisable, to the extent of the number of shares purchasable at the date of termination, only:

                            (a) Except as set forth in Section 8.3 with regard
to ISO's, within one year if termination is coincident with normal retirement (as defined by the Plan Administrator), early retirement at the Company's request, or disability; or

                            (b) Within three months after the date the Optionee
ceases to be an employee or consultant of the Company or Affiliate, if termination is for reason other than as specified in (a), but, in either case, no later than the remaining term of the Option.

                      8.2.2 Any Option exercisable at the time of the Optionee's death may be exercised to the extent of the number of shares purchasable at the date of death, by the personal representative of the Optionee's estate or the person(s) to whom the Optionee's rights under the Option have passed by will or applicable laws of descent and distribution at any time or from time to time within one year after the date of death, but in no event later than the remaining term of the Option.

                      8.2.3 Any portion of an Option not exercisable on the date of termination of the Optionee's employment or services shall terminate on such date, unless the Plan Administrator determines otherwise.

                      8.2.4 Subject to Section 8.3, the effect of a Company-approved leave of absence on terms and conditions of an Option shall be determined by the Plan Administrator in its sole discretion. A transfer of services or employment between or among the Company and subsidiaries shall not be considered a termination of employment or services.

                  8.3 To the extent required by Section 422 of the Code, ISO's shall be subject to the following additional terms and conditions: To qualify for ISO tax treatment, an Option designated as an ISO must be exercised within three months after termination of employment for reasons other than death, except that in the case of termination of employment due to total disability, such Option must be exercised within one year after such termination. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Optionee's reemployment rights are guaranteed by statute or contract. For purposes of this Section 8.3, "total disability" shall mean a mental or physical impairment expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and two independent physicians furnish their opinion of total disability to the Plan Administrator.

                  8.4 In the event that a qualified domestic relations order, as defined by Section 414(p) of the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, mandates the transfer of any Option that could have been exercised immediately prior to the issuance of such order, such Option shall pass to the person or persons entitled thereto pursuant to the order and shall be exercisable by such person or persons in accordance with the terms thereof. In addition, a Non-ISO may be exercised during the Optionee's lifetime, by the Optionee's guardian or legal representative.

                  8.5 The Plan Administrator may, in its discretion, authorize all or a portion of the Non-ISO's granted to an Optionee to be on terms which permit transfer by such Optionee to (i) the spouse, children or grandchildren of the Optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the stock option agreement pursuant to which such Options are granted must be approved by the Plan Administrator and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Options are prohibited except those in accordance with Section 8 of the Plan. The Plan Administrator may, in its discretion, in permitting transferability, impose additional conditions in the Option Agreement consistent with this section, including without limitation imposition of a post-exercise holding period on transferees. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; provided, the events of termination of employment of Sections 8 and 9 hereof shall continue to be applied with respect to the original Optionee, following which the Options shall be exercisable by the transferee only to the extent and for the periods specified. The Company disclaims any obligation to provide notice to a transferee of early termination of the Option due to termination of employment or otherwise. Notwithstanding a transfer pursuant to the foregoing, the original Optionee will remain subject to applicable withholding taxes upon exercise. No transfer will be effective until written notice of transfer is delivered to the Company. The Company reserves the right to approve transfers hereunder.

         9.       TERMINATION OF OPTIONS.

     To the extent not earlier exercised, an Option shall terminate at the earliest of the following dates:

                  9.1 The termination date specified for such Option in the respective Option Agreement;

                  9.2 As specified in Section 8 above:

                  9.3 The date of any sale, transfer, or hypothecation, or any attempted sale, transfer or hypothecation, of such Option in violation of
Section 8 above; or

                  9.4 The date specified in Section 10.2 below for such termination in the event of a Terminating Event.

         10.      ADJUSTMENTS TO OPTIONS.

                  10.1 In the event of a material alteration in the capital structure of the Company on account of a recapitalization, stock split, reverse stock split, stock dividend, or otherwise, then the Plan Administrator shall make such adjustments to this Plan and to the Options then outstanding and thereafter granted hereunder as the Plan Administrator determines to be appropriate and equitable under the circumstances, so that the proportionate interest of each holder of any such Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustments may include, without limitation (a) a change in the number or kind of shares of stock of the Company covered by such Options, and (b) a change in the Option Price payable per share; provided, however, that the aggregate Option Price applicable to the unexercised portion of existing Options shall not be altered, it being intended that any adjustments made with respect to such Options shall apply only to the price per share and the number of shares subject thereto. For purposes of this
Section 10.1, neither (i) the issuance of additional shares of stock of the Company in exchange for adequate consideration (including services), nor (ii) the conversion of outstanding preferred shares of the Company into Common Stock shall be deemed material alterations of the capital structure of the Company. In the event the Plan Administrator shall determine that the nature of a material alteration in the capital structure of the Company is such that it is not practical or feasible to make appropriate adjustments to this Plan or to the Options granted hereunder, such event shall be deemed a Terminating Event as defined in Section 10.2 below.

                  10.2 Subject to Section 10.3, all Options granted hereunder shall terminate upon the occurrence of any of the following events ("Terminating Events"): (a) the dissolution or liquidation of the Company; or (b) a material change in the capital structure of the Company that is subject to this Section
10.2 by virtue of the last sentence of Section 10.1 above.

                  10.3 The Plan Administrator shall give notice to Optionees not less than thirty (30) days prior to the consummation of (a) a Terminating Event as defined in Section 10.2 above; (b) a merger or consolidation of the Company with one or more corporations as a result of which, immediately following such merger or consolidation, the shareholders of the Company as a group will hold less than a majority of the outstanding capital stock of the surviving corporation; or (c) the sale or other disposition of all or substantially all of the assets of the Company. Upon the giving of such notice, all Options granted hereunder shall become immediately exercisable, without regard to any contingent vesting provision to which such Options may have otherwise been subject.

                  10.4 All Options granted hereunder shall become immediately exercisable, without regard to any contingent vesting provision to which such Options may have otherwise been subject, upon the occurrence of an event whereby any person or entity, including any "person" as such term is used in Section 13(d)(3) of the Exchange Act, becomes the "beneficial owner", as defined in the Exchange Act, of Common Stock representing fifty percent (50%) or more of the combined voting power of the voting securities of the Company.

                  10.5 In the event of a reorganization as defined in this
Section 10.5 in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the reorganization, then the plan or agreement respecting the reorganization shall include appropriate terms providing for the assumption of each Option granted hereunder, or the substitution of an option therefor, such that no "modification" of any such Option occurs under Section 424 of the Code. For purposes of this Section 10.5, reorganization shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another corporation after the effective date of the reorganization.

                  10.6 The Plan Administrator shall have the right to accelerate the date of exercise of any installment of any option; provided, however, that, without the consent of the Optionee with respect to any Option, the Plan Administrator shall not accelerate the date of any installment of any Option granted to an employee as an ISO (and not previously converted into a Non-ISO pursuant to Section 12 below) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in
Section 6 above.

                  10.7 Adjustments and determinations under this Section 10 shall be made by the Plan Administrator (upon the advice of counsel), whose decisions as to what adjustments or determination shall be made, and the extent thereof, shall be final, binding, and conclusive.

         11.      TERMINATION AND AMENDMENT OF PLAN.

                  11.1 The Plan may be amended only by the Board as it shall deem advisable; however, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, shareholder approval will be required for any amendment that will (a) increase the total number of shares as to which Options may be granted under the Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require shareholder approval under any applicable law or regulation.

                  11.2 The Company's shareholders or the Board may suspend or terminate the Plan at any time. The Plan will have no fixed expiration date; provided, however, that no ISO may be granted more than ten (10) years after the earlier of the Plan's adoption by the Board and approval by the shareholders.

                  11.3 The amendment or termination of the Plan shall not, without the consent of the Optionee under the Plan, impair or diminish any rights or obligations under any Option theretofore granted under the Plan. Any change or adjustment to an outstanding ISO shall not, without the consent of the holder, be made in a manner so as to constitute a "modification" that would cause such ISO to fail to continue to qualify as an incentive stock option.

         12.      CONVERSION OF ISO'S INTO NON-ISO'S.

         At the written request of any ISO Optionee, the Plan Administrator may in its discretion take such actions as may be necessary to convert such Optionee's ISO's (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-ISO's at any time prior to the expiration of such ISO's, regardless of whether the Optionee is an employee of the Company or of an Affiliate of the Company at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISO's. At the time of such conversion, the Plan Administrator, with the consent of the Optionee, may impose such conditions on the exercise of the resulting Non-ISO's as the Plan Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in this Plan shall be deemed to give any Optionee the right to have such Optionee's ISO's converted into Non-ISO's, and no such conversion shall occur until and unless the Plan Administrator takes appropriate action. The Plan Administrator, with the consent of the Optionee, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

         13.      CONDITIONS UPON ISSUANCE OF SHARES.

                  13.1 Shares shall not be issued pursuant to the exercise of any Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended ("Securities Act"), the Exchange Act, any applicable state securities law, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed or otherwise traded, and such compliance has been confirmed by counsel for the Company. The Company shall be under no obligation to any participants to register for offering or resale or to qualify for an exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Company's stock issued under the Plan or to continue in effect any registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer as counsel for the Company deems necessary or desirable for compliance with federal and state securities laws.

                  13.2 As a condition to the exercise of any Option, the Company may require the participant exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such representations and warranties are required by any relevant provision of law.

                  13.3 The Company's inability to obtain authority from any regulatory body having jurisdiction, which authority the Company's counsel has determined to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability with respect to the failure to issue or sell such shares.

         14.      USE OF PROCEEDS.

         Proceeds from the sale of Common Stock pursuant to the exercise of Options granted hereunder shall constitute general funds of the Company and shall be used for general corporate purposes.

         15.      NOTICES.

         All notices, requests, demands and other communications required or permitted to be given under this Plan and the Options granted hereunder shall be in writing and shall be either served personally on the party to whom notice is to be given (in which case notice shall be deemed to have been duly given on the date of such service), or mailed to the party to whom notice is to be given, by first class mail, registered or certified, return receipt requested, postage prepaid, and addressed to the party at his or its most recent known address, in which case such notice shall be deemed to have been duly given on the third
(3rd) postal delivery day following the date of such mailing.

         16.      MISCELLANEOUS PROVISIONS.

                  16.1 Optionees shall be under no obligation to exercise Options granted hereunder.

                  16.2 Nothing contained in this Plan shall obligate the Company to retain an Optionee as an employee, officer, director, or consultant for any period, nor shall this Plan interfere in any way with the right of the Company to reduce such Optionee's compensation.

                  16.3 The provisions of this Plan and each Option issued to an Optionee hereunder shall be binding upon such Optionee, the Qualified Successor or Guardian of such Optionee, and the heirs, successors, and assigns of such Optionee.

                  16.4 This Plan is intended to constitute an "unfunded" plan and nothing herein shall require the Company to segregate any monies or other property or shares of Common Stock or create any trusts or deposits, and no Optionee shall have rights greater than a general unsecured creditor of the Company.

                  16.5 It is the Company's intention that, if and so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, the Plan shall comply in all respects with Rule 16b-3 under the Exchange Act and, if any Plan provision is later found not to be in compliance with such Rule 16b-3, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Optionees who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Optionees. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an ISO pursuant to the Plan shall, to be extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

                  16.6 Where the context so requires, references herein to the singular shall include the plural, and vice versa, and references to a particular gender shall include either or both genders.

         17.      EFFECTIVE DATE OF PLAN AND AMENDMENTS.

         This Plan was initially adopted by the Board of Directors on March 25, 1997 and approved by the shareholders on _______________.

PROXY


                             DATA DIMENSIONS, INC.

      Proxy for Annual Meeting of Shareholders to be Held on May 20, 1997

        The undersigned hereby names, constitutes and appoints Larry W. Martin and William H. Parsons, or either of them acting in absence of the other, with full power of substitution, my true and lawful attorneys and Proxies for me and in my place and stead to attend the Annual Meeting of the Shareholders of Data Dimensions, Inc. (the "Company") to be held at 9:00 a.m. PDT on Tuesday, May 20, 1997, and at any adjournment thereof, and to vote all the shares of Common
Stock held of record in the name of the undersigned on March 31, 1997, with all the powers that the undersigned would possess if he were personally present.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)




--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

   Please mark your votes as indicated by this example  /X/


1. PROPOSAL 1 - Election of Class 1 Director
   (Instructions: To withhold authority to vote for the individual nominee, strike a line through nominee's name)

   / /  FOR NOMINEES NAMED BELOW
   / /  WITHHOLD AUTHORITY

                               WILLIAM H. PARSONS

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEE NAMED ABOVE.


2. PROPOSAL 2 - To approve the Data Dimensions, Inc. 1997 Stock Option Plan

   / /  FOR            / /  AGAINST           / /  ABSTAIN

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.


3. Upon such other matters as may properly come before, or incident to the conduct of the Annual Meeting, the Proxy holders shall vote in such manner as they determine to be in the best interests of the Company. Management is not presently aware of any such matters to be presented for action at the meeting.

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY. IF NO SPECIFIC DIRECTION IS GIVEN AS TO ANY OF THE ABOVE ITEMS, THIS PROXY WILL BE VOTED FOR THE NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

         I do ( ) do not ( ) plan to attend the Meeting. (Please check)



Signature(s)________________________________________Dated____________________
The shareholder signed above reserves the right to revoke this Proxy at any time prior to its exercise by written notice delivered to the Company's Secretary at the Company's corporate offices at 2000 Skyline Tower, 10900 N.E. 4th Street, Bellevue, WA 98004, prior to the Annual Meeting. The power of the Proxy holders shall also be suspended if the shareholder signed above appears at the Annual Meeting and elects in writing to vote in person.
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